UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014 (November 4, 2014)

Booz Allen Hamilton Holding Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 4, 2014, Booz Allen Hamilton Holding Corporation (the “Company”) entered into an agreement with Explorer Coinvest LLC, an affiliate of The Carlyle Group (the “Selling Stockholder”), to repurchase 1,000,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), from the Selling Stockholder at a price per share equal to the price per share to be paid by the Underwriters (as defined below) to the Selling Stockholder in the Offering (as defined and described below) (the “Stock Repurchase Agreement”). The repurchase of shares of the Company’s Common Stock pursuant to the Stock Repurchase Agreement closed concurrently with the Offering.

On November 5, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Selling Stockholder and J.P. Morgan Securities LLC (the “Underwriter”), pursuant to which the Selling Stockholder agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholder, subject to and upon the terms and conditions set forth therein, 10,000,000 shares of the Company’s Common Stock at a price of $25.10 per share (the “Offering”).

A copy of the Stock Repurchase Agreement and the Underwriting Agreement have been attached hereto as Exhibits 99.1 and 1.1, respectively, and are incorporated herein by reference. The foregoing descriptions of the Stock Repurchase Agreement and the Underwriting Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits. The exhibits attached to this Current Report on Form 8-K shall be incorporated by reference in the Company’s Registration Statement on Form S-3 (File No. 333-190925), as amended.

Item 9.01 Financial Statements and Exhibits

1.1	Underwriting Agreement, dated November 5, 2014, by and among Booz Allen Hamilton Holding Corporation, Explorer Coinvest LLC and J.P. Morgan Securities LLC

5.1	Opinion of Debevoise & Plimpton LLP

23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1)

99.1	Stock Repurchase Agreement, dated November 4, 2014, by and among Booz Allen Hamilton Holding Corporation and Explorer Coinvest LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Kevin L. Cook
Kevin L. Cook
Senior Vice President, Chief Financial Officer and Treasurer

Date: November 12, 2014

INDEX TO EXHIBITS

Exhibit No.

1.1	Underwriting Agreement, dated November 5, 2014, by and among Booz Allen Hamilton Holding Corporation, Explorer Coinvest LLC and J.P. Morgan Securities LLC

5.1	Opinion of Debevoise & Plimpton LLP

23.1	Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1)

99.1	Stock Repurchase Agreement, dated November 4, 2014, by and among Booz Allen Hamilton Holding Corporation and Explorer Coinvest LLC